Exhibit 12

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cardero Resource Corp. (the “Company”) on Form 40-F for the fiscal year ended October 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hendrik Van Alphen, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 28, 2011

(signed) Hendrik Van Alphen
Hendrik Van Alphen,
President and Chief Executive Officer